UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2021

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	WYNN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 8, 2021, Wynn Resorts, Limited (“Wynn Resorts” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and BofA Securities, Inc., as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), to issue and sell 6,500,000 shares of its common stock (or 7,475,000 shares if the Underwriters exercised their option to purchase additional common stock in full). The transaction closed on February 11, 2021, with the Underwriters purchasing 7,475,000 shares from the Company (after exercising their option to purchase additional common stock in full), with net proceeds to the Company (after deducting underwriting discounts, but excluding offering expenses) of approximately $842.5 million. The Company intends to use the net proceeds from the offering for general corporate purposes.

The shares were issued and sold pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-234542), filed with the SEC on November 6, 2019, the base prospectus therein and the accompanying prospectus supplement, dated February 8, 2021.

Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make in respect of those liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this current report and incorporated herein by reference.

Brownstein Hyatt Farber Schreck, LLP has issued an opinion, dated February 11, 2021, to the Company regarding certain legal matters with respect to the offering of the shares of common stock, a copy of which is filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits to this current report are hereby incorporated by reference into the Registration Statement.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated February 8, 2021, by and among Wynn Resorts, Limited and Deutsche Bank Securities Inc., Goldman Sachs and Co. LLC and BofA Securities, Inc., as representatives of the underwriters.

5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP.

23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Date: February 12, 2021	By:	/s/ Ellen Whittemore
	Name:	Ellen Whittemore
	Title:	Executive Vice President, General Counsel & Secretary